FEBRUARY 27, 2026
SUPPLEMENT TO
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 30, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Capital Appreciation HLS Fund and should be read in connection with your Statutory Prospectus.
(1) Effective immediately, under the heading “Hartford Capital Appreciation HLS Fund Summary Section –  Principal Investment Strategy” in the above referenced Statutory Prospectus, the principal investment strategy is deleted in its entirety and replaced with the following:
PRINCIPAL INVESTMENT STRATEGY. The Fund normally invests at least 65% of its net assets in common stocks. The Fund may invest in securities of any market capitalization, but tends to focus on medium and large companies. The Fund’s portfolio managers select stocks from an investment universe populated by multiple fundamental equity investment teams at the sub-adviser, Wellington Management Company LLP (“Wellington Management”), with different investment approaches and styles. Each fundamental equity team has a distinct investment philosophy and analytical process to identify securities. The Fund’s investment universe represents a wide range of investment philosophies, companies, industries and market capitalizations. The Fund’s portfolio managers choose a subset of companies from the investable universe for inclusion in the portfolio to seek to create a portfolio of high conviction stocks based on the views of the fundamental equity investment teams. The Fund’s portfolio managers also may invest a portion of the Fund’s assets in securities that it believes may complement the Fund’s total risk profile. The Fund’s portfolio managers do not allocate a set percentage to any investment style or security but instead seek a flexible and diversified Fund profile. The Fund’s portfolio managers also use quantitative portfolio construction tools as part of their process. Based on market or economic conditions, the Fund may, through its stock selection process, focus in one or more sectors of the market. The Fund may trade portfolio securities actively.
(2) Effective immediately, under the heading “Hartford Capital Appreciation HLS Fund Summary Section –  Principal Risks” in the above referenced Statutory Prospectus, each of “Asset Allocation Risk,” “Foreign Investments Risk,” “Emerging Markets Risk” and “Currency Risk” is deleted in its entirety.
(3) Effective March 31, 2026, the S&P 500 Index, the Fund’s current secondary performance index, will replace the Russell 3000 Index as its primary performance index and regulatory index. Effective as of the same date, the Russell 3000 Index will serve as a secondary performance index. Accordingly, effective immediately, under the heading “Hartford Capital Appreciation HLS Fund Summary Section - Past Performance –   Average Annual Total Returns” in the above referenced Statutory Prospectus, the following disclosure is added to the end of the section:
Effective March 31, 2026, the S&P 500 Index, the Fund’s current secondary performance index, will replace the Russell 3000 Index as its primary performance index and regulatory index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy. Effective as of the same date, the Russell 3000 Index will serve as a secondary performance index.
(4) Effective immediately, under the heading “Hartford Capital Appreciation HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the third and fourth sentences in the first paragraph are deleted in their entirety.
(5) Effective immediately, under the heading “Additional Information Regarding Investment Strategies and Risks –  Capital Appreciation HLS Fund,” the first paragraph is deleted in its entirety and replaced with the following:
The Fund’s portfolio managers select multiple fundamental equity investment teams with complementary investment styles to identify securities for inclusion in the Fund’s investment universe. The fundamental equity investment teams use what is sometimes referred to as a “bottom up” approach. In analyzing a prospective investment, the fundamental equity investment teams use fundamental analysis and look at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. As of February 27, 2026, the fundamental equity investment teams consisted of value, growth, and quality investment teams. The Fund may invest in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

(6) Effective immediately, under the heading “More Information About Risks,” the “✓” next to “Asset Allocation Risk” for the “Capital Appreciation HLS Fund” is deleted in the risk table.
(7) Effective immediately, under the heading “More Information About Risks,” the “✓” next to each of “Currency Risk,” “Foreign Investments Risk,” and “Emerging Markets Risk” for the “Capital Appreciation HLS Fund” is deleted in the risk table and replaced with an “X”.
(8) Effective immediately, under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Capital Appreciation HLS Fund,” the first paragraph is deleted in its entirety.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7767
February 2026